PGIM ETF Trust

PGIM Ultra Short Bond ETF (the Fund)

Ticker Symbol: PULS

Listing Exchange: NYSE Arca, Inc.

Supplement dated August 27, 2020 to the

Currently Effective Summary Prospectus, Prospectus

and Statement of Additional Information (SAI)

Douglas G. Smith has announced his intention to retire from PGIM Fixed Income effective immediately. Jeffrey M. Venezia, MBA will replace Mr. Smith as a portfolio manager for the Fund. Joseph D'Angelo will continue to serve as a portfolio manager for the Fund.

To reflect this change, the Summary Prospectus, Prospectus and SAI are hereby revised as follows:

1.All information pertaining to Mr. Smith is hereby deleted.

2.The table in the section of the Summary Prospectus and Prospectus entitled "Management of the Fund" is hereby revised by adding the following information pertaining to Mr. Venezia:

Investment	Subadviser	Portfolio	Title	Service Date
Managers		Managers
PGIM Investments	PGIM Fixed	Jeffrey M.	Portfolio Manager	August 2020

LLC	Income	Venezia, MBA

3.The first sentence in the section of the Prospectus entitled "How the Fund is Managed – Portfolio Managers" is hereby replaced with the information set forth below:

Joseph D'Angelo and Jeffrey M. Venezia are responsible for the management of the PGIM Ultra Short Bond ETF.

4.The section of the Prospectus entitled "How the Funds are Managed – Portfolio Managers" is hereby revised by adding the information pertaining to Mr. Venezia's biography set forth below:

Jeffrey M. Venezia, MBA, is a Senior Associate and portfolio manager on the Money Markets Team for PGIM Fixed Income, where he actively manages client portfolios trading cash and other short term fixed income products such as Commercial Paper, Certificates of Deposits, Governments, Agencies and short Investment Grade Corporates. Previously, Mr. Venezia was an Associate for PGIM Fixed Income's Portfolio Analysis Group, responsible for managing analysts supporting the U.S. Rates and Multi-Sector portfolios. He was responsible for performing daily risk and portfolio management analysis, along with performance attribution for the team, with a focus on multi-sector strategies. Mr. Venezia also supported Prudential Financials General Account portfolios. He joined the Firm in 2000. Mr. Venezia received a BA in Clinical Psychology from the University of Connecticut and a Masters in Business Administration (MBA) with a concentration in Finance from Montclair State University.

5.The table in the section of the SAI entitled "Management & Advisory Arrangements - The Fund's Portfolio Managers: Information About Other Accounts Managed" is hereby revised by adding the following information pertaining to Mr. Venezia:

Subadviser	Portfolio	Registered Investment	Other Pooled	Other Accounts/
	Managers	Companies/Total Assets	Investment Vehicles/	Total Assets
Total Assets
PGIM Fixed	Jefferey M.	5/$62,252,920,209**	None	28/$45,632,830,215**
Income*	Venezia,
MBA

*Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).

** Information provided as of July 31, 2020.

LR1330

6.The table in the section of the SAI entitled "Management & Advisory Arrangements - The Fund's Portfolio Managers: Personal Investments and Financial Interests" is hereby revised by adding the following information pertaining to Mr. Venezia:

Personal Investments and Financial Interests of the Portfolio Managers
Subadviser	Portfolio Managers	Investments and Other Financial Interests
in the Fund and Similar Strategies*
PGIM Fixed Income	Jefferey M. Venezia, MBA	None

*"Investments and Other Financial Interests in the Fund and Similar Strategies" include direct investment in the indicated Fund and investment in all other investment accounts which are managed by the same portfolio manager that utilize investment strategies, investment objectives and mandates that are similar to those of the Fund. "Other financial interests" are interests related to awards under a targeted long-term incentive plan, the value of which is subject to increase or decrease based on the performance indicated Fund. "Other Investment Accounts" in similar strategies include other PGIM Funds, insurance company separate accounts, and collective and commingled trusts.

The dollar range of the Portfolio Manager's direct investment in the Fund is as follows: Jeffrey M. Venezia: Ultra Short Bond: None.

LR1330